Exhibit 10.25

THIRD AMENDMENT TO CREDIT AGREEMENT

THIS THIRD AMENDMENT made as of this 17th day of December, 2007 (the “Third Amendment”), is made by and among II-VI INCORPORATED, a Pennsylvania corporation (the “Borrower”), each of the Guarantors party hereto, the Banks (as defined in the Credit Agreement described below), and PNC BANK, NATIONAL ASSOCIATION, as Agent (the “Agent”) for the Banks.

WHEREAS, the Borrower, the Guarantors, the Banks, and the Agent are parties to a Credit Agreement dated as of October 23, 2006, as amended by the First Amendment to Credit Agreement dated as of May 31, 2007, and as further amended by the Second Amendment to Credit Agreement dated as of August 31, 2007 (as so amended, the “Credit Agreement”); and

WHEREAS, the parties hereto wish to amend the Credit Agreement as provided herein.

NOW, THEREFORE, in consideration of the premises and covenants contained herein and intending to be legally bound hereby, the Borrower, the Guarantors, the Agent and the Required Banks agree as follows:

1. Definitions. Except as set forth herein, capitalized terms used herein but not defined or amended herein shall have the meanings set forth in the Credit Agreement.

2. Additional Definition. Section 1.1 of the Credit Agreement is hereby amended to add the following definitions:

Specified Canadian Assets shall mean the capital stock of 5NPlus, Inc. held by Borrower as of the Third Amendment Effective Date.

Third Amendment Effective Date shall mean December 17, 2007.

3. Amendment to Definitions. The definition of “Permitted Investment” is hereby amended and restated as follows:

Permitted Investments shall mean:

(i) direct obligations of the United States of America or any agency or instrumentality thereof or obligations backed by the full faith and credit of the United States of America maturing in twelve (12) months or less from the date of acquisition;

(ii) commercial paper maturing in 180 days or less rated not lower than A-1, by Standard & Poor's or P-1 by Moody's Investors Service, Inc. on the date of acquisition;

(iii) demand deposits, time deposits or certificates of deposit maturing within one year in commercial banks whose obligations are rated A-1, A or the equivalent or better by Standard & Poor's on the date of acquisition;

(iv) loans to any Person (based on outstanding principal balance measured from time to time) made on or after the Third Amendment Effective Date or investments in any Person (measured at the time of each such investment) made on or after the Third Amendment Effective Date, together with investments in Permitted Joint Ventures (measured at the time of each such investment) made on or after the Third Amendment Effective Date, not to exceed $40,000,000 in the aggregate at any time outstanding;

(v) Investments in Permitted Joint Ventures;

(vi) Investments and acquisitions permitted under Section 8.2.6; and

(vii) mutual funds that invest substantially all their assets in investments described in (i), (ii) or (iii) above.

4. Amendment of Section 8.2.7 of the Credit Agreement. Section 8.2.7 of the Credit Agreement is hereby amended to renumber subsection (v) as subsection (vi) and to insert immediately prior to such renumbered subsection the following new subsection (v):

(vi) the sale from time to time of all or any part of the Specified Canadian Assets.

5. Amendment of Section 8.2.9(b) of the Credit Agreement. Section 8.2.9(b) of the Credit Agreement is hereby amended and restated as follows:

(b) Borrower and its Subsidiaries shall be permitted to create, invest in or acquire interests in corporations or other entities formed under the laws of nations other than the United States and its political subdivisions (each a “Permitted Joint Venture”) provided that in each such case the following conditions are met:

(i) Borrower shall provide the Agent notice of any such investment or acquisition not later than 15 days prior to such investment or acquisition; and

(ii) The total amount of investments and acquisitions (measured at the time of each such investment or acquisition) made under this Section 8.2.9(b) (including any indebtedness of such Permitted Joint Venture guaranteed by Borrower or any subsidiary) on of after the Third Amendment Effective Date, together with investments and loans made under Section 8.2.4 in investments and loans described in Subpart (iv) of the Definition of “Permitted Investments” (using the computation methodology set forth in such Subpart(iv)) on or after the Third Amendment Effective Date, shall not exceed $40,000,000 in the aggregate at any time.

6. Amendment of Section 8.3.6 of the Credit Agreement. Section 8.3.6(i) of the Credit Agreement is hereby amended and restated as follows:

(i) at least ten (10) calendar days prior thereto, with respect to any proposed sale or transfer of assets pursuant to Section 8.2.7(vi), and

7. Representations and Warranties. The Loan Parties, jointly and severally hereby represent and warrant to the Agent and each of the Banks as follows:

(a) all representations, warranties and covenants made by the Loan Parties to the Agent and the Banks that are contained in the Loan Documents are true and correct in all material respects on and as of the date hereof with the same effect as though such representations, warranties and covenants had been made on and as of the date hereof;

(b) to the Loan Parties' knowledge, no event or condition has occurred or exists which, with the giving of notice or the passage of time, or both, would constitute an Event of Default under any of the Loan Documents; and

(c) the execution and delivery of this Third Amendment and the consummation of the transactions contemplated hereby and by any other documents executed by the Loan Parties required to be delivered to the Agent and the Banks in connection with this Third Amendment have been duly and validly authorized by each Loan Party and all such documents together constitute the legal, valid and binding agreement of each Loan Party, enforceable against each Loan Party in accordance with their respective terms, except to the extent that enforceability of any of such documents may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforceability of creditors' rights generally or general equitable principles.

8. Effectiveness. This Third Amendment and the amendment to the Credit Agreement effected hereby shall become effective upon the delivery to the Agent of:

(a) a copy of this Third Amendment, executed by each Loan Party; and

(b) payment by the Borrower of all accrued fees and expenses (including the fees and expenses of Kirkpatrick & Lockhart Preston Gates Ellis LLP) of the Agent in connection with this Third Amendment.

9. Counterparts. This Third Amendment may be executed in one or more counterparts by any party hereto in separate counterparts, each of which when so executed and delivered to the other party shall be deemed an original. All such counterparts together shall constitute one and the same instrument.

10. Waivers. This Third Amendment shall not serve to waive, supplement or amend the Credit Agreement, which Credit Agreement shall remain in full force and effect as amended hereby.

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Third Amendment as of the date and year first above written.

BORROWER:

WITNESS:	II-VI INCORPORATED

/s/ Richard P. Figel	By:	/s/ Craig A. Creaturo
	Title:	Chief Financial Officer and Treasurer

GUARANTORS:

WITNESS:	II-VI DELAWARE, INC.

/s/ Richard P. Figel	By:	/s/ Craig A. Creaturo
	Title:	Chief Financial Officer and Treasurer

WITNESS:	VLOC INCORPORATED

/s/ Richard P. Figel	By:	/s/ Craig A. Creaturo
	Title:	Chief Financial Officer and Treasurer

WITNESS:	EXOTIC ELECTRO-OPTICS, INC.

/s/ Richard P. Figel	By:	/s/ Craig A. Creaturo
	Title:	Chief Financial Officer and Treasurer

WITNESS:	II-VI WIDE BAND GAP, INC.

/s/ Richard P. Figel	By:	/s/ Craig A. Creaturo
	Title:	Chief Financial Officer and Treasurer

WITNESS:	MARLOW INDUSTRIES, INC.,

/s/ Richard P. Figel	By:	/s/ Craig A. Creaturo
	Name:	Craig A. Creaturo
	Title:	Chief Financial Officer and Treasurer

WITNESS:	MARLOW INDUSTRIES ASIA, INC.

/s/ Richard P. Figel	By:	/s/ Craig A. Creaturo
	Name:	Craig A. Creaturo
	Title:	Chief Financial Officer and Treasurer

PNC BANK, NATIONAL ASSOCIATION, individually and as Agent

By:	/s/ Troy Brown
Title:	Vice President

WACHOVIA BANK, NATIONAL ASSOCIATION, as a Bank

By:	/s/ Patrick J. Kaufmann
Title:	Senior Vice President

MANUFACTURERS AND TRADERS TRUST COMPANY, as a Bank

By:	/s/ Jon Werbitsky
Title:	Vice President

NATIONAL CITY BANK, as a Bank

By:	/s/ Cristina S. Feden
Title:	Vice President